Exhibit 10.12

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of July                , 2002, is between ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED, a Delaware corporation (the “Company”) and CCI INTERNATIONAL N.V., a Netherlands Antilles corporation (the “Holder”).

RECITALS

WHEREAS, Holder has purchased on or about the date of this Agreement 583,253 shares and, upon the satisfaction of certain conditions, will acquire another 583,252 shares of Class A common stock, $.01 par value, of the Company (the “Class A Common Stock”); and

WHEREAS, the Company wishes to grant Holder certain registration rights with respect to the shares of Class A Common Stock purchased by Holder, as provided further herein.

NOW THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the parties hereto agree as follows:

AGREEMENT

1.         Definitions.

As used in this Agreement:

(i) the term “Act” means the Securities Act of 1933, as amended;

(ii) the term “Affiliate” or “Holder Affiliate” means any entity, or any employee or member of any entity, over which Holder or an Other Holder, as applicable, has direct or indirect majority voting control or which has direct or indirect majority voting control over Holder;

(iii) the term “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Act;

(iv) the term “Common Stock” means any and all classes of the Company’s common stock as authorized pursuant to the Company’s Restated Certificate of Incorporation, as may be amended or restated from time to time;

(v) the term “Exchange Act” means the Securities Exchange Act of 1934;

(vi) the term “Holder” means any of Holder or any Holder Affiliate that holds Registrable Securities;

(vii) the term “Other Holders” means those parties listed on Schedule A hereto and any Affiliate of such Other Holders;

(viii) the terms “register,” “registered” and “registration” mean a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

(ix) the term “Registrable Securities” means (A) the Class A Common Stock and (B) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Class A Common Stock; and

(x) the term “Registration Expenses” means all third-party expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the underwriters, if any, blue sky fees and expenses and the third-party expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

2. Company Registration.

(a)       Right to Register. Whenever Company proposes to register any of its Common Stock under the Act (other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating to a transaction covered by Rule 145 under the Act or effected on Form S-4 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), Company will: (a) give prompt written notice thereof to Holder (which shall include a list of the jurisdictions in which Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) and (b) subject to Section 3 hereof, include in such registration and any related qualification under blue sky laws or other compliance, and in any underwriting involved therein, all Registrable Securities of Holder as specified in a written request or requests made within twenty (20) days after receipt of such written notice from Company.

(b)       Priority on Registrations. Holder acknowledges and agrees that (i) its rights under this Section 2 shall, on a pro rata basis with all other holders of Registrable Securities (subject to clause (ii) below, and further subject to the priority of any Common Stock to be registered by Company), be subject to cutback provisions imposed by a managing underwriter, and (ii) the Company may grant rights from time to time that have priority over the rights granted by this Agreement where the Company determines that it is in its best interests to do so. If, as a result of the cutback provisions of the preceding sentence, Holder is not entitled to include all of its requested Registrable Shares in such registration, then Holder may elect to withdraw its request to include any or all of its Registrable Shares in such registration.

(c)       Underwritten Offerings. In the event of an underwritten offering, Holder shall make such arrangements with the underwriters so that each Holder may participate in the offering on the same terms as Company and any other holders selling securities in such offering.

(d)       Registration Procedures. Whenever Holder requests that any Registrable Securities be registered pursuant to this Agreement, Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition therefor, and pursuant thereto Company will as expeditiously as possible:

(i)        Cause the registration statement to be used for the Piggyback Registration to include Holder’s Registrable Securities. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such Piggyback Registration, Company shall determine for any reason to withdraw or delay effectiveness of the registration statement, Company may, at its election, give written notice of such determination to Holder and, (x) in the case of a determination to withdraw the registration statement, Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration statement, and (y) in the case of a determination to delay effectiveness, Company shall be permitted to delay effectiveness for any period of the delay.

(ii)       Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than thirty (30) days and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition thereof by Holder set forth in such registration statement.

(iii)     Furnish to Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder.

(iv)      Use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such United States jurisdictions as Holder may reasonably request and do any and all other acts and things which may be reasonable necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by Holder, provided that Company will not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify for this subparagraph, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction.

(v)        Notify Holder, at any time when a registration statement under the Act that registers any of Holder’s Registrable Securities is effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Holder, Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a fact necessary to make the statements therein not misleading.

(vi)      Cause all such Registrable Securities to be listed on such securities exchange or market on which the Company’s Common Stock is then listed.

(vii)     Furnish, at Holder’s request, on the date that Holder’s Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder, if Holder requests registration and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

(e)       Holder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 2(d)(v), Holder will discontinue disposition of its Registrable Securities pursuant to such registration statement until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(d)(v), or until Holder is advised in writing by Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and, if so directed by Company, Holder will deliver to Company (at Company’s expense) all copies, other than permanent file copies then in Holder’s possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of such notice.

(f)        Expenses of Company Registration. Company shall pay Registration Expenses. Holder shall pay all fees and disbursements of its attorneys and accountants, as well as all transfer taxes and brokerage and underwriters’ discounts and commissions attributable to the Registrable Securities being sold by Holder.

(g)       Indemnification.

(i)        Company agrees to indemnify, to the extent permitted by law, Holder and its legal counsel, against all losses, liabilities, claims, damages and expenses (“Losses”) caused by any untrue or alleged untrue statement of material fact contained in any registration statement in which Holder is participating, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Company or any underwriter by Holder expressly for use therein or results from Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Company has furnished Holder with the number of copies of the same requested by Holder.

(ii)       Holder will indemnify Company, its directors and officers and each person who controls Company (within the meaning of the Act) and any of such person’s agents or representatives, against any Losses resulting from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holder expressly for use in such registration statement, or (ii) Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Company has furnished Holder with the number of copies of the same requested by Holder.

(iii)     The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party (as defined herein) or any officer, director, or controlling person of such Indemnified Party and will survive the transfer of Registrable Securities. The Indemnifying Party also agrees to make such provisions, as are reasonably requested by an Indemnified Party, for contribution to such party in the event such Indemnifying Party’s indemnification is unavailable for any reason.

(iv)      Each party entitled to indemnification under this Section 2(g) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at the Indemnified Party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(g) unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(v)        If the indemnification provided for in this Section 2(g) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in 1ieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the

Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(vi)      Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

3.  Information by Holder. Holder shall furnish to the Company such information regarding Holder and the distribution of shares proposed by Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

4.  Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

(a) make and keep public information available as those terms are understood and defined in Rule 144 of the Act, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its Common Stock to the general public;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) so long as Holder owns any Registrable Securities, furnish to Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as Holder may reasonably request in availing himself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

5.  “Market Stand-off” Agreement. Holder will agree, if requested by the Company or an underwriter of capital stock or other securities of the Company, not to sell or otherwise transfer or dispose of any capital stock or other securities of the Company held by Holder, except in connection with a Piggyback Registration, during the 180 day period following any registration statement filed under the Act to register capital stock or other securities of the Company.

If requested by a managing underwriter of a registered offering, Holder shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

6.  Termination. The registration rights set forth in this Agreement shall not be available to Holder or any Holder Affiliate if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by Holder or any Holder Affiliate could be sold in any 90-day period pursuant to Rule 144 under the Act (without giving effect to the provisions of Rule 144(k)). In addition, the registration rights set forth in this Agreement shall terminate upon the transfer or assignment of the Registrable Securities to any non-affiliated third party other than a transfer to an Other Holder. Upon termination pursuant to this Section 6, the Company shall no longer be obligated to provide notice of a proposed registration to Holder.

7.  Notices. All communications provided for hereunder shall be sent by first-class mail or facsimile and (a) if addressed to Holder, addressed to Holder at the address or fax number set forth below Holder’s signature, or at such other address or fax number as Holder shall have furnished to the Company in writing or (b) if addressed to the Company, at the address or fax number set forth below the Company’s signature, or at such other address or fax number, or to the attention of such other officer, as the Company shall have furnished to Holder in writing. Notices sent by first-class mail shall be deemed received three days after the date of deposit of such notice in the United States mail. Notices sent by facsimile shall be deemed received upon receipt by the notified party’s facsimile machine.

8.  Assignment. This Agreement shall not be assignable by Holder, by operation of law or otherwise, to any third party. Notwithstanding the foregoing, Holder may assign its rights hereunder in connection with the transfer of some or all of the Registrable Securities to not more than ten (10) persons or entities (“Permitted Assignees”); provided, that each of the Permitted Assignees execute, prior to such assignment, a joinder to this Agreement and acknowledgement that no subsequent transfer by the Permitted Assignee will be permitted.

9.  Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

10.  GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE.

11.  No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that conflicts with or would limit the rights granted to Holder in this Agreement or otherwise conflicts with the provisions hereof.

12.  Amendments and Waivers. No provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound.

13.  Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

14.  Term. This Agreement and the rights granted hereunder shall expire on the fifth anniversary of the date set forth in the preamble to this Agreement.

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IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered as of the date first above written.

CCI INTERNATIONAL N.V.

By:
Name:
Title:

Address:
12020 Sunrise Valley Drive, Suite 100
Reston, VA 20191
Attn: C.J. Waylan
Fax: (703) 938-2699

ICO GLOBAL COMMUNICATIONS
(HOLDINGS) LIMITED

By:
Name:	Craig Jorgens
Title:	President

Address:
4 Orinda Way
Suite B240
Orinda, CA 94563
Attn: General Counsel
Fax: (925) 253-4912

SCHEDULE A

OTHER HOLDERS’ ADDRESSES FOR NOTICES

Eagle River Investments, LLC

2300 Carillon Point

Kirkland, WA 98033

Fax: (425)828-8061

CDR-Satco, LLC

c/o Clayton, Dubilier & Rice, Inc.,

375 Park Avenue

New York, NY 10152

Fax: 212-893-7050

Cascade Investment, LLC

2365 Carillon Point

Kirkland, WA 98033

Fax: (425) 889-0288